UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 13, 2004

TROY GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24413	33-0807798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2331 South Pullman Street Santa Ana, California		92705
(Address of Principal Executive Offices)		(Zip Code)

(949) 250-3280
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Item 7.   Financial Statements, Proforma Financial Information, and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits. The following exhibit is attached to this Current Report on Form 8-K (this “Report”):

99.1 Press Release dated May 13, 2004.

Item 12.   Disclosure of Results of Operations and Financial Condition.

On May 13, 2004, TROY Group, Inc. issued a press release reporting final financial results and the filing of its Form 10-Q for the first quarter of fiscal year 2004 which ended February 29, 2004 (the “Press Release”). A copy of the Press Release is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TROY GROUP, INC.

Dated: May 14, 2004	By:	/s/ Patrick J. Dirk
Patrick J. Dirk, Chairman